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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)   October 29, 2001
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                              ARCHSTONE-SMITH TRUST
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

              1-16755                                 84-1592064
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    (Commission File Number)               (I.R.S. Employer Identification No.)

  7670 South Chester Street, Englewood, CO                       80112
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (303) 708-5959
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events

     On October 29, 2001, Archstone Communities Trust ("Archstone") was reorganized into an "umbrella partnership" real estate investment trust, or "UPREIT," structure. To accomplish this reorganization, Archstone-Smith Trust ("Archstone-Smith"), a wholly owned subsidiary of Archstone, created a wholly owned subsidiary. Archstone then merged with the newly created subsidiary with Archstone surviving the merger and becoming a wholly owned subsidiary of Archstone-Smith and continuing under the name "Archstone-Smith Operating Trust." In the reorganization, holders of shares of beneficial interest in Archstone received shares of beneficial interest in Archstone-Smith, as follows:

     . holders of Archstone common shares received, for each Archstone common share issued and outstanding immediately before the reorganization, one Archstone-Smith common share;

     . holders of Archstone Series A preferred shares received, for each Archstone Series A preferred share issued and outstanding immediately prior to the reorganization, one Archstone-Smith Series A preferred share;

     . holders of Archstone Series C preferred shares received, for each Archstone Series C preferred share issued and outstanding immediately prior to the reorganization, one Archstone-Smith Series C preferred share; and

     . holders of Archstone Series D preferred shares received, for each Archstone Series D preferred share issued and outstanding immediately prior to the reorganization, one Archstone-Smith Series D preferred share.

     Upon completion of the reorganization, pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Archstone-Smith elected to become the successor issuer to Archstone for reporting purposes under the Exchange Act and elects to report under the Exchange Act effective October 29, 2001. Archstone-Smith has assumed certain registration statements filed by Archstone prior to the merger under the Securities Act of 1933, as amended, and all reports filed by Archstone prior to the merger under the Exchange Act. Each class of securities of Archstone-Smith is deemed registered under Section 12(b) of the Exchange Act. This Form 8-K is being filed by Archstone-Smith as a successor issuer as required by paragraph
(f) of Rule 12g-3.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ARCHSTONE-SMITH TRUST



Dated: October 29, 2001            By:  /s/ R. Scot Sellers
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                                        R. Scot Sellers
                                        Chairman and Chief Executive Officer

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